The Disciplined Discovery of Value®

KEELEY All Cap Value Fund

Summary Prospectus January 26, 2018

Class (A) Shares: KACVX Class (I) Shares: KACIX

Before you invest, you may want to review the KEELEY All Cap Value Fund’s (the “Fund”) Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.keeleyfunds.com. You can also get this information at no cost by calling 1-888-933-5391 or by sending an e-mail request to info@keeleyfunds.com. The Fund’s Prospectus and Statement of Additional Information, each dated January 26, 2018 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional, under the section “How Shares Are Priced” in the Fund’s Statutory Prospectus and under the section “Purchases and Redemption of Shares” in the Fund’s SAI.

SHAREHOLDER FEES	Class A	Class I
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)	(KACVX)	(KACIX)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of the amount redeemed)	None	None
Exchange Fee	None	None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT	Class A (KACVX)	Class I (KACIX)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.00%
Other Expenses	0.27%	0.27%
Total Annual Fund Operating Expenses	1.52%	1.27%
Fee Waiver and/or Expense Reimbursement(a)	(0.12)%	(0.12)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	1.15%

(a)
The Fund’s adviser, Keeley-Teton Advisors, LLC (the “Adviser”), has contractually agreed to waive a portion of its management fee or reimburse the Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Fund exceed 1.39% for Class A Shares and 1.14% for Class I Shares. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s portfolio securities. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Fund to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The waiver is in effect through February 28, 2019, and the Adviser cannot discontinue the agreement prior to its expiration.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement in the first year and the Total Annual Fund Operating Expenses thereafter.  This example does not include the brokerage commissions that investors may pay to buy and sell Shares.  Although your actual costs could be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
KEELEY All Cap Value Fund
Class A	$586	$897	$1,231	$2,171
Class I	$117	$391	$685	$1,523

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 84.20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES
The Fund intends to pursue its investment objective by investing in common stock and other equity securities (including preferred stock, convertible debt securities and warrants) of companies of any market capitalization.  The Fund has no restrictions as to the size of the companies in which it invests.  The Fund may invest in what normally are considered small-cap stocks, mid-cap stocks and large-cap stocks.  The Fund may concentrate its investments in one of those categories, two of them or all of them, and may change the allocation of its investments at any time.

In making investment decisions for the Fund, the Adviser employs a “value” investment philosophy, which is based upon the belief that, at times, the market value of an asset may deviate from its underlying (“intrinsic”) value, and that the market price and the intrinsic value should converge over the long-term.  The Adviser focuses its attention on particular kinds of undervalued stocks and constructs the Fund’s portfolio using a rigorous, “bottom-up” investment process that concentrates on individual companies (rather than on macroeconomic trends), particularly those undergoing major changes (for example, corporate restructuring), including:

•	corporate spin-offs (tax-free distributions of a parent company’s division to shareholders);
•	financial restructuring, including acquisitions, recapitalizations and companies emerging from bankruptcy;
•	savings and loan and insurance conversions from mutual to stock companies; and
•
event driven, special situations that may create enhanced opportunities through industry and/or corporate dislocation (for example, overall industry change or restructuring, the presence of undervalued assets, or corporate or management change).

As part of this process, the Adviser conducts extensive research into, and analyses of, each candidate company’s business fundamentals, seeking undervalued companies that meet certain criteria identified by the Adviser from time to time.  Each stock is judged on its potential for above-average capital appreciation.  The Adviser does not take into account current dividend or interest income when choosing securities for the Fund.  The Adviser continuously monitors each holding in the Fund’s portfolio and adjusts its view of the intrinsic value of such securities, as necessary, to reflect changes in a company’s fundamentals.

It is the Adviser’s intention for the Fund typically to hold securities for more than two years to allow the corporate restructuring process to yield results.  The Adviser usually sells a stock when the market price meets or exceeds the Adviser’s estimate of the stock’s intrinsic value.  However, the Adviser may sell securities for a number of reasons, including when a more attractive opportunity emerges, when a company’s fundamentals deteriorate and impair the long-term quality of the company’s business, when a company becomes over-weighted in the portfolio, when operating difficulties or other circumstances make selling desirable, or when the Adviser’s investment thesis otherwise no longer holds for the security.

The Fund may be suitable for the more aggressive section of an investor’s portfolio.  The Fund is designed for people who want to grow their capital over the long-term and who are comfortable with possible frequent short-term changes in the value of their investment.  An investment in the Fund should not be considered a complete investment program.

MAIN RISKS

Loss of money is a risk of investing in the Fund.

Equity Risk.  The Fund is subject to the typical risks of equity investing, which include, but are not limited to: loss of money, company-specific risks, the effects of interest rate fluctuations, investor psychology and negative market or other general economic news.  The value of your investment will increase or decrease, so your shares may be worth more or less money than your original investment.

Small and Mid-Capitalization Company Risk.  Investing in securities of small- and mid-cap companies presents more risks than investing in securities of more established or large-cap companies.  Smaller companies often have more limited resources and greater variation in operating results, leading to greater price volatility.  Trading volumes may be lower, making such securities less liquid.  Small- and mid-cap companies may have a shorter history of operations or less diversified product lines — making them more susceptible to market pressures.  During some periods, stocks of small and mid-sized companies, as an asset class, have underperformed the stocks of larger companies.

“Value Style” Investing Risk.  Investing in undervalued companies, including companies undergoing restructuring or emerging from bankruptcy, presents special risks, since these companies must overcome the investing public’s negative perceptions, which may have resulted from any number of catalysts or events, including but not limited to, declarations of bankruptcy or corporate restructurings.  Often, such companies are subject to specific plans imposed by their lenders that they must meet in a fairly short time frame.  Generally, companies going through corporate restructuring are more likely than others to remain undervalued.  “Value style” investing may fall out of favor with investors and underperform other investment styles.  Moreover, there can be no guarantee that the company’s market price will appreciate toward its intrinsic value, as estimated by the Adviser.

Market Sector Concentration Risk.  In pursuing its investment strategy, the Fund, at times, may concentrate its investments in the securities of issuers in a particular industry or sector.  By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors.  Such industry-based risks may include, but are not limited to, general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources; adverse labor relations; political events; obsolescence of technologies; and increased competition.  In addition, at times, an industry or sector may be out of favor and underperform other industries or the market as a whole.

Management Risk.  If a portfolio manager is incorrect in the assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

Large Cap Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.

PERFORMANCE
The following performance information indicates some of the risks of investing in the Fund.  The bar chart below shows how the Fund’s total return has varied from year to year.  The table compares the Fund’s performance with that of the Russell 3000® Value Index, an unmanaged index that measures the performance of the broad value segment of the U.S. equity universe and includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies by market capitalization.  While the information shown in the bar chart and the table gives you some idea of the risks involved in investing in the Fund, please remember that past performance (before and after taxes) does not guarantee future results.  Updated performance information is available at www.keeleyfunds.com or toll-free at 1-888-933-5391.

KACVX* - Year-by-year total return as of 12/31 each year (%)

*
The information in the bar chart represents the performance of the Fund’s Class A Shares. Performance information for the Fund’s Class I Shares is not shown and the performance of that class will be different from the Fund’s Class A Shares because the expenses of each class are different.

BEST QUARTER		WORST QUARTER
Q2 2009	31.12%	Q4 2008	(33.20)%

The bar chart and best and worst quarters shown above do not reflect the maximum 4.50% sales load. If these items reflected the sales load, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/17 FOR THE KEELEY ALL CAP VALUE FUND(1)	1 Year	5 Years	10 Years
Return before taxes
Class A	7.24%	9.70%	4.66%
Class I	12.59%	10.99%	5.41%
Return after taxes on distributions(2)
Class A	6.23%	8.48%	4.07%
Return after taxes on distributions and sale of fund shares(2)
Class A	4.82%	7.52%	3.63%
Russell 3000® Value Index (reflects no deduction for fees, expenses and taxes)	13.19%	13.95%	7.19%

(1)	This performance table reflects the payment of the 4.50% sales load on the purchase of Class A Shares.
(2)
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Class A Shares and after-tax returns for Class I Shares will vary.

MANAGEMENT

Investment Adviser — The investment adviser for the Fund is Keeley-Teton Advisors, LLC, 111 West Jackson Blvd., Suite 810, Chicago, IL 60604.  The Adviser supervises, administers and continuously reviews the Fund’s investment program, following policies set by the Fund’s Board of Directors.

Portfolio Managers —Brian R. Keeley is the Lead Portfolio Manager for the Fund and is primarily responsible for its day-to-day management.  Mr. Keeley has managed the Fund since January 2012.  The SAI provides additional information about the compensation paid to Mr. Keeley, and other accounts that he manages, and his respective ownership of securities in the Fund.

PURCHASE AND SALE OF FUND SHARES
You can buy or sell Fund shares directly from G.distributors, LLC, the Fund’s distributor (the “Distributor”), or from selected broker/dealers, financial institutions and other service providers. Please contact U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”) at 1-888-933-5391 if you need additional assistance when completing your application.  There is neither a minimum holding requirement nor a minimum amount requested to redeem your shares.

The minimum initial investment for the investor class of shares, termed the “Class A” Shares, of the Fund is $2,500, and the minimum for additional investments in Class A Shares of the Fund is $50.  These amounts are subject to change at any time.  The Distributor may waive these minimums to establish certain Class A Share accounts.  The minimum initial investment for the institutional investor class of shares, termed the “Class I” Shares, of the Fund is $1 million, and the minimum for additional investments in Class I Shares of the Fund is $10,000.  These amounts are subject to change at any time.  The Distributor may waive these minimums to establish certain Class I Share accounts.

TAX INFORMATION
The Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gain or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its Distributor and/or Adviser may pay the intermediary for services provided to the Fund and its shareholders.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Read the Fund’s Prospectus and SAI, ask your salesperson or visit your financial intermediary’s website for more information.